State Street Bank and Trust Company

Channel Center

1 Iron St.

Boston, Massachusetts 02210

Attn: Richard W. Stowe, Vice President

Re:	Custodian Services Agreement and Fund Accounting Services Agreement

Ladies and Gentlemen:

Reference is made to that certain Custodian Services Agreement (as amended, the “Custodian Agreement”) and that certain Fund Accounting Services Agreement (as amended, the “Accounting Agreement”), each dated as of October 5, 2012 and each entered into by and between State Street Bank and Trust Company and each Fund on behalf of its Portfolios. Capitalized terms used herein without definition shall have the meanings given to them in the Agreements.

Please be advised that the undersigned Fund has established the following new portfolio (the “New Portfolio”):

Legg Mason Partners Variable Equity Trust

Permal Alternative Select VIT Portfolio

Furthermore, please be advised that a new fund, Alternative Select VIT Portfolio, Ltd. (the “New Fund”), has been established.

In accordance with Section 12(c) and Section 12(d) of the Custodian Agreement and Section 12(c) of the Fund Accounting Agreement, the undersigned Funds hereby request that your bank act as Custodian and Fund Accounting Agent for the New Portfolio and the New Fund under the terms of the Custodian Agreement and the Fund Accounting Agreement, respectively.

Attached as Exhibit A hereto is a replacement of “Exhibit A” to each Agreement, effective as of the date set forth below. The attached Exhibit A is marked to reflect the addition of the New Portfolio and the New Fund.

Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreements. Please sign below to evidence your consent and agreement to the above.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

By:
Name:
Title:

ALTERNATIVE SELECT VIT PORTFOLIO, LTD.

By:
Name:
Title:

1

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President
Effective Date: , 2014

2

Exhibit A

Legg Mason Partners Equity Trust

ClearBridge Select Fund

QS Batterymarch Global Equity Fund

QS Batterymarch S&P 500 Index Fund

QS Batterymarch U.S. Large Cap Equity Fund

ClearBridge Aggressive Growth Fund

ClearBridge Appreciation Fund

ClearBridge Energy MLP and Infrastructure Fund

ClearBridge Equity Fund

ClearBridge Equity Income Fund

ClearBridge All Cap Value Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Core Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Tactical Dividend Income Fund (fka Legg Mason ClearBridge Diversified Large Cap Growth Fund)

QS Legg Mason Dynamic Multi-Strategy Fund

ClearBridge International Value Fund

ClearBridge International Small Cap Fund

Legg Mason Investment Counsel Financial Services Fund

Legg Mason Investment Counsel Social Awareness Fund

QS Batterymarch Managed Volatility Global Dividend Fund

QS Batterymarch Managed Volatility International Dividend Fund

QS Legg Mason Lifestyle Allocation 85%

QS Legg Mason Lifestyle Allocation 70%

QS Legg Mason Lifestyle Allocation 50%

QS Legg Mason Lifestyle Allocation 30%

Permal Alternative Core Fund

Permal Alternative Select Fund

QS Legg Mason Target Retirement 2015

QS Legg Mason Target Retirement 2020

QS Legg Mason Target Retirement 2025

QS Legg Mason Target Retirement 2030

QS Legg Mason Target Retirement 2035

QS Legg Mason Target Retirement 2040

QS Legg Mason Target Retirement 2045

QS Legg Mason Target Retirement 2050

QS Legg Mason Target Retirement Fund

Legg Mason Partners Income Trust

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Global High Yield Bond Fund

Western Asset Global Strategic Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Backed Securities Fund

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Western Asset Emerging Markets Debt Fund

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Equity Income Portfolio

ClearBridge Variable All Cap Value Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Core Portfolio

ClearBridge Variable Small Cap Growth Portfolio

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason Investment Counsel Variable Social Awareness Portfolio

QS Legg Mason Variable Lifestyle Allocation 50%

QS Legg Mason Variable Lifestyle Allocation 70%

QS Legg Mason Variable Lifestyle Allocation 85%

Permal Alternative Select VIT Portfolio

Legg Mason Partners Variable Income Trust

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Western Asset Variable High Income Portfolio

Legg Mason Partners Money Market Trust

Western Asset California Tax Free Money Market Fund (f/k/a Western Asset California Tax Free Reserves)

Western Asset Connecticut Municipal Money Market Fund (f/k/a Western Asset Connecticut Tax Free Reserves)

Western Asset Government Reserves

Western Asset Liquid Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Legg Mason Partners Institutional Trust

Western Asset Institutional AMT Free Municipal Money Market Fund

Western Asset Institutional Cash Reserves

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional Tax Free Reserves

Western Asset Institutional U.S. Treasury Reserves

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Western Asset Municipal High Income SMASh Fund

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Legg Mason Partners Premium Money Market Trust

Western Asset Premium Liquid Reserves

Western Asset Premium U.S. Treasury Reserves

Western Asset Premium Tax Free Reserves

Master Portfolio Trust

Government Portfolio

Liquid Reserves Portfolio

Municipal High Income Portfolio

Prime Cash Reserves Portfolio

Tax Free Reserves Portfolio

U.S. Treasury Reserves Portfolio

U. S. Treasury Obligations Portfolio

ClearBridge American Energy MLP Fund Inc.

ClearBridge Energy MLP Fund Inc.

ClearBridge Energy MLP Opportunity Fund Inc.

ClearBridge Energy MLP Total Return Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

LMP Capital & Income Fund Inc.

LMP Corporate Loan Fund Inc.

LMP Real Estate Income Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Managed High Income Fund Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Income Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Worldwide Income Fund Inc.

Legg Mason Global Asset Management Trust

QS Batterymarch Emerging Markets Trust

QS Batterymarch International Equity Trust

QS Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason BW Alternative Credit Fund

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW Global High Yield Fund

Legg Mason BW Global Opportunities Bond Fund

Legg Mason BW International Opportunities Bond Fund

ClearBridge Global Growth Trust

ClearBridge Special Investment Trust

Legg Mason Capital Management Value Trust

Legg Mason Strategic Real Return Fund

Miller Income Opportunity Trust

Legg Mason Global Asset Management Variable Trust

Legg Mason BW Absolute Return Opportunities VIT Portfolio

Legg Mason Investment Trust

Legg Mason Opportunity Trust

Legg Mason Tax-Free Income Fund

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Western Asset Funds, Inc.

Western Asset Asian Opportunities Fund

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Global Government Bond Fund

Western Asset Global Multi-Sector Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Global Government Bond Fund

Western Asset Total Return Unconstrained Fund

Western Asset Macro Opportunities Fund

Western Asset Income Fund

Western Asset/Claymore U.S. Inflation Protected Securities Fund

Western Asset/Claymore U.S. Inflation Protected Securities Fund 2

Western Asset Premier Bond Fund

Alternative Select Fund Ltd.

Alternative Select VIT Portfolio, Ltd.

Real Return Fund, Ltd.

Alternative Core Fund, Ltd.

A-4